EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of December 1, 2005, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans (the “Subsequent Mortgage Loans” and together with the Closing Date Mortgage Loans, the “Mortgage Loans”) to be included in the mortgage pool. The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the “mortgage loans”. The Closing Date Mortgage Loans have an aggregate principal balance as of the cut-off date of approximately $807,686,030.61. The Closing Date Mortgage Loans included in loan group I have an aggregate principal balance equal to approximately $401,990,606.85, and the Closing Date Mortgage Loans included in loan group II have an aggregate principal balance equal to approximately $405,695,423.66.

As of December 1, 2005, the aggregate principal balance of the Mortgage Loans is approximately $661,532,811.73. The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

At origination, 99.46% of the Mortgage Loans in loan group I and approximately 99.74% of the Mortgage Loans in loan group II had stated terms to maturity of 30 years. All of the Mortgage Loans provide for payments due on the first day of each month (a “due date”). Scheduled monthly payments made by the mortgagors on the mortgage loans (“scheduled payments”) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

With the exception of 140 of the Mortgage Loans in loan group I and 573 of the Mortgage Loans in loan group II, representing approximately 6.77% and 33.43%, respectively, of the Mortgage Loans in that loan group (these Mortgage Loans are referred to in this prospectus supplement as the “interest-only mortgage loans”), all of the Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

Approximately 93.23% of the Mortgage Loans in loan group I and approximately 66.57% of the Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and approximately 4.77% of the Mortgage Loans in loan group I and approximately 5.09% of the Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

Approximately 1,945 Mortgage Loans in loan group I and approximately 1,572 Mortgage Loans in group II, representing approximately 75.70% and 73.32% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period”), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to five years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate (the “Mortgage Rate”) of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The adjustable-rate mortgage loans include 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans, 3/1 Adjustable Mortgage Loans, 5/25 Adjustable Mortgage Loans, 5/1 Adjustable Mortgage Loans and 10/20 Adjustable Mortgage Loans. The rates on these loans adjust periodically on a date (the “Adjustment Date”), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap”. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index. “6-month LIBOR” is equal to the average of interbank offered rates for six month U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. The “1-year CMT” is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the adjustable-rate Mortgage Loans.

	Initial Fixed Period	Base Index	Periodic Rate Adjustment Period
2/28 LIBOR Adjustable Mortgage Loans	2 years	6-month LIBOR	6 mos.
3/27 LIBOR Adjustable Mortgage Loans	3 years	6-month LIBOR	6 mos.
3/1 CMT Adjustable Mortgage Loans	3 years	1-year CMT	1 year
5/25 LIBOR Adjustable Mortgage Loans	5 years	6-month LIBOR	6 mos.
5/1 CMT Adjustable Mortgage Loans	5 years	1-year CMT	1 year
10/20 LIBOR Adjustable Mortgage Loans	10 years	6-month LIBOR	6 mos.

The 2/28 Adjustable Mortgage Loans will include performance loans (“Performance Loans”) that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 3.25% of the Mortgage Loans are Performance Loans.

ALL MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1- 50,000	210	$8,279,016	0.92%
50,001- 100,000	802	61,773,871	6.86
100,001- 150,000	982	122,032,302	13.56
150,001- 200,000	781	137,352,388	15.26
200,001- 250,000	605	135,470,588	15.05
250,001- 300,000	465	127,825,173	14.20
300,001- 350,000	294	95,341,318	10.59
350,001- 400,000	237	88,841,641	9.87
400,001- 450,000	95	40,580,853	4.51
450,001- 500,000	78	37,236,787	4.14
500,001- 550,000	17	8,951,846	0.99
550,001- 600,000	21	12,055,657	1.34
600,001- 650,000	16	10,040,785	1.12
650,001- 700,000	5	3,402,035	0.38
700,001- 750,000	6	4,426,874	0.49
750,001- 800,000	2	1,520,000	0.17
850,001- 900,000	1	887,514	0.10
900,001- 950,000	2	1,851,053	0.21
950,001- 1,000,000	1	991,484	0.11
1,000,001- 1,250,000	1	1,137,500	0.13
Total:	4,621	$899,998,685	100.00%

The average current principal balance of the Mortgage Loans is approximately $194,763.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001 - 4.500	2	$943,008	0.10%
4.501 - 5.000	16	6,046,648	0.67
5.001 - 5.500	54	17,419,610	1.94
5.501 - 6.000	154	48,722,484	5.41
6.001 - 6.500	362	95,352,450	10.59
6.501 - 7.000	671	155,649,600	17.29
7.001 - 7.500	671	140,080,243	15.56
7.501 - 8.000	784	145,203,448	16.13
8.001 - 8.500	642	113,936,440	12.66
8.501 - 9.000	511	79,481,572	8.83
9.001 - 9.500	242	32,371,088	3.60
9.501 - 10.000	210	25,282,210	2.81
10.001 - 10.500	98	12,846,251	1.43
10.501 - 11.000	72	10,758,064	1.20
11.001 - 11.500	43	5,784,131	0.64
11.501 - 12.000	54	6,118,360	0.68
12.001 - 12.500	26	2,894,500	0.32
12.501 - 13.000	3	352,661	0.04
13.001 - 13.500	4	588,112	0.07
13.501 - 14.000	2	167,804	0.02
Total:	4,621	$899,998,685	100.00%

The weighted average mortgage rate of the Mortgage Loans is approximately 7.636%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 500	21	$4,210,718	0.47%
501- 520	246	41,578,505	4.62
521- 540	306	50,424,589	5.60
541- 560	356	64,035,698	7.12
561- 580	411	74,797,338	8.31
581- 600	656	112,568,575	12.51
601- 620	836	158,436,610	17.60
621- 640	597	122,088,450	13.57
641- 660	408	90,356,845	10.04
661- 680	287	62,209,194	6.91
681- 700	200	48,018,745	5.34
701- 720	116	22,654,907	2.52
721- 740	83	19,973,345	2.22
741- 760	51	13,533,690	1.50
761- 780	28	8,956,020	1.00
781- 800	16	5,019,889	0.56
801- 820	3	1,135,567	0.13
Total:	4,621	$899,998,685	100.00%

The non-zero weighted average FICO score of the Mortgage Loans is approximately 616.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	56	$17,440,905	1.94%
1++	3289	641,887,354	71.32
1+	471	99,031,347	11.00
1	268	53,150,946	5.91
2	164	29,852,252	3.32
3	163	27,212,223	3.02
4	210	31,423,658	3.49
Total:	4,621	$899,998,685	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	4,621	$899,998,685	100.00%
Total:	4,621	$899,998,685	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 50	181	$25,339,694	2.82%
50.01- 55.00	81	17,032,565	1.89
55.01- 60.00	102	18,835,185	2.09
60.01- 65.00	165	35,027,378	3.89
65.01- 70.00	327	65,462,553	7.27
70.01- 75.00	306	67,364,639	7.48
75.01- 80.00	2093	412,223,111	45.80
80.01- 85.00	391	77,121,737	8.57
85.01- 90.00	578	114,989,299	12.78
90.01- 95.00	177	33,304,542	3.70
95.01- 100.00	220	33,297,983	3.70
Total:	4,621	$899,998,685	100.00%

The weighted average original loan-to-value ratio of the Mortgage Loans is approximately 78.78%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	3	$1,154,990	0.13%
Full	2793	515,874,562	57.32
Limited Income & Asset	80	18,109,846	2.01
No Doc	1	128,830	0.01
No Income No Asset	2	1,017,890	0.11
No Ratio	1	207,572	0.02
Stated Doc	1741	363,504,995	40.39
Total:	4,621	$899,998,685	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cash Out Refinance	2,261	$470,183,700	52.24%
Purchase	2113	385,488,397	42.83
Rate & Term Refinance	247	44,326,588	4.93
Total:	4,621	$899,998,685	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	4,306	$854,578,864	94.95%
Investor Occupied	281	40,136,555	4.46
Second Home	34	5,283,267	0.59
Total:	4,621	$899,998,685	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	3,350	$633,463,157	70.38%
PUD	637	134,921,346	14.99
Condo Unit	309	59,391,956	6.60
2 Unit	142	34,253,275	3.81
Townhouse	105	17,668,147	1.96
3 Unit	30	9,369,706	1.04
High Rise Condo	30	6,914,931	0.77
4 Unit	18	4,016,166	0.45
Total:	4,621	$899,998,685	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Southern California	370	$112,540,326	12.50%
Florida	584	111,652,941	12.41
New York	324	94,791,516	10.53
New Jersey	269	67,560,888	7.51
Maryland	227	52,153,542	5.79
Texas	421	50,453,284	5.61
Virginia	209	49,329,186	5.48
Northern California	146	47,410,824	5.27
Georgia	299	44,273,731	4.92
Illinois	198	40,384,272	4.49
Other	1574	229,448,177	25.49
Total:	4,621	$899,998,685	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11746	7	$2,666,814	0.30%
11419	7	2,508,665	0.28
20164	8	2,471,238	0.27
33027	7	2,428,734	0.27
22193	9	2,392,914	0.27
77469	12	2,303,699	0.26
20706	8	2,264,308	0.25
08527	8	2,219,165	0.25
20744	9	2,212,823	0.25
20720	6	2,198,447	0.24
Other	4,540	876,331,877	97.37
Total:	4,621	$899,998,685	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 180	32	$2,794,020	0.31%
181- 240	5	797,587	0.09
301- 360	4,584	896,407,078	99.60
Total:	4,621	$899,998,685	100.00%

The weighted average remaining term to maturity of the Mortgage Loans is approximately 358 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10/6 Month LIBOR	1	$139,770	0.02%
15 Year Fixed	32	2,794,020	0.31
2/6 Month LIBOR	2939	541,001,382	60.11
2/6 Month LIBOR-24 Month IO	308	80,588,419	8.95
2/6 Month LIBOR-60 Month IO	1	103,920	0.01
2/6 Month LIBOR-120 Month IO	251	58,438,013	6.49
2/6 Month LIBOR-24 Month IO	6	1,307,371	0.15
30 Year Fixed	601	112,492,835	12.50
30 Year Fixed-120 Month IO	41	11,640,154	1.29
3/6 Month LIBOR	187	32,359,799	3.60
3/6 Month LIBOR-36 Month IO	39	12,221,691	1.36
3/6 Month LIBOR-60 Month IO	7	1,956,750	0.22
3/6 Month LIBOR-120 Month IO	26	5,876,831	0.65
3/1 ARM 1 Year CMT	70	12,773,536	1.42
3/1 ARM 1 Year CMT-36 Month IO	2	354,346	0.04
5/6 Month LIBOR	48	9,990,040	1.11
5/6 Month LIBOR-60 Month IO	20	5,508,087	0.61
5/6 Month LIBOR-120 Month IO	7	1,589,384	0.18
5/6 Month LIBOR-60 Month IO	1	250,000	0.03
5/1 ARM 1 Year CMT	5	1,426,833	0.16
5/1 ARM 1 Year CMT-60 Month IO	4	1,581,830	0.18
Balloon Other	25	5,603,672	0.62
Total:	4,621	$899,998,685	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	1104	$229,485,280	25.50%
12	206	51,367,839	5.71
24	2,282	421,047,398	46.78
36	1026	197,616,486	21.96
60	3	481,683	0.05
Total:	4,621	$899,998,685	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	8	$1,550,266	0.20%
1.501 - 2.000	4	981,005	0.13
2.501 - 3.000	3819	743,292,884	96.85
4.501 - 5.000	83	19,895,357	2.59
5.501 - 6.000	8	1,748,492	0.23
Total:	3,922	$767,468,003	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 - 1.000	3,795	$740,037,413	96.43%
1.001 - 1.500	17	4,915,473	0.64
1.501 - 2.000	110	22,515,117	2.93
Total:	3,922	$767,468,003	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	27	$8,356,474	1.09%
4.001 - 4.500	8	1,970,109	0.26
4.501 - 5.000	708	194,176,753	25.30
5.001 - 5.500	1565	282,995,697	36.87
5.501 - 6.000	809	152,386,194	19.86
6.001 - 6.500	288	43,076,969	5.61
6.501 - 7.000	319	58,457,423	7.62
7.001 - 7.500	165	21,046,705	2.74
7.501 - 8.000	28	3,880,740	0.51
8.001 - 8.500	2	588,699	0.08
8.501 - 9.000	2	215,038	0.03
9.001 - 9.500	1	317,200	0.04
Total:	3,922	$767,468,003	100.00%

The weighted average gross margin of the Mortgage Loans is approximately 5.556%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
9.501 - 10.000	1	$164,933	0.02%
10.001 - 10.500	1	296,609	0.04
10.501 - 11.000	3	723,378	0.09
11.001 - 11.500	31	8,108,213	1.06
11.501 - 12.000	99	28,346,724	3.69
12.001 - 12.500	285	75,442,281	9.83
12.501 - 13.000	593	136,554,502	17.79
13.001 - 13.500	592	124,963,701	16.28
13.501 - 14.000	687	130,935,945	17.06
14.001 - 14.500	575	104,328,672	13.59
14.501 - 15.000	448	73,371,065	9.56
15.001 - 15.500	195	28,239,425	3.68
15.501 - 16.000	162	21,400,601	2.79
16.001 - 16.500	78	10,521,505	1.37
16.501 - 17.000	60	9,420,623	1.23
17.001 - 17.500	37	5,516,442	0.72
17.501 - 18.000	42	5,364,459	0.70
18.001 - 18.500	25	2,785,600	0.36
18.501 - 19.000	2	227,411	0.03
19.001 - 19.500	4	588,112	0.08
19.501 - 20.000	2	167,804	0.02
Total:	3,922	$767,468,003	100.00%

The weighted average maximum mortgage rate of the Mortgage Loans is approximately 13.730%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	22	$7,736,646	1.01%
4.001 - 4.500	5	990,321	0.13
4.501 - 5.000	660	181,708,997	23.68
5.001 - 5.500	1459	263,099,090	34.28
5.501 - 6.000	768	145,456,028	18.95
6.001 - 6.500	297	47,363,362	6.17
6.501 - 7.000	343	64,820,306	8.45
7.001 - 7.500	203	27,847,582	3.63
7.501 - 8.000	79	14,763,397	1.92
8.001 - 8.500	35	7,559,180	0.98
8.501 - 9.000	24	2,705,729	0.35
9.001 - 9.500	11	1,504,226	0.20
9.501 - 10.000	5	564,129	0.07
10.001 - 10.500	3	449,673	0.06
10.501 - 11.000	5	485,688	0.06
11.001 - 11.500	2	281,777	0.04
11.501 - 12.000	1	131,872	0.02
Total:	3,922	$767,468,003	100.00%

The weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.691%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
May 2007	6	$1,314,599	0.17%
June 2007	13	3,444,355	0.45
July 2007	41	10,032,763	1.31
August 2007	122	24,323,187	3.17
September 2007	371	73,552,735	9.58
October 2007	672	140,363,942	18.29
November 2007	1040	191,309,370	24.93
December 2007	903	171,932,903	22.40
January 2008	337	65,165,252	8.49
April 2008	1	315,000	0.04
May 2008	1	54,692	0.01
June 2008	1	287,920	0.04
July 2008	8	2,420,631	0.32
August 2008	15	3,635,320	0.47
September 2008	76	16,033,793	2.09
October 2008	72	14,290,922	1.86
November 2008	73	13,299,887	1.73
December 2008	59	10,555,010	1.38
January 2009	25	4,649,779	0.61
March 2010	1	278,664	0.04
May 2010	2	338,320	0.04
June 2010	5	1,101,553	0.14
July 2010	4	813,892	0.11
August 2010	6	911,304	0.12
September 2010	9	3,581,244	0.47
October 2010	25	5,718,465	0.75
November 2010	14	3,976,876	0.52
December 2010	14	2,676,457	0.35
January 2011	5	949,400	0.12
October 2015	1	139,770	0.02
Total:	3,922	$767,468,003	100.00%

The weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

The Mortgage Loans to be included in loan group I consist of 2,529] adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $447,935,029, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1- 50,000	94	$3,787,387	0.85%
50,001- 100,000	403	31,361,499	7.00
100,001- 150,000	588	72,870,037	16.27
150,001- 200,000	524	92,163,498	20.58
200,001- 250,000	377	84,464,601	18.86
250,001- 300,000	308	84,715,286	18.91
300,001- 350,000	190	61,622,461	13.76
350,001- 400,000	36	13,047,631	2.91
400,001- 450,000	8	3,437,629	0.77
450,001- 500,000	1	465,000	0.10
Total:	2,529	$447,935,029	100.00%

The average current principal balance of the Group I Mortgage Loans is approximately $177,119.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001 - 4.500	1	$296,609	0.07%
4.501 - 5.000	7	1,912,986	0.43
5.001 - 5.500	21	5,122,991	1.14
5.501 - 6.000	89	22,552,217	5.03
6.001 - 6.500	232	51,297,754	11.45
6.501 - 7.000	426	84,308,424	18.82
7.001 - 7.500	381	67,920,012	15.16
7.501 - 8.000	402	67,459,541	15.06
8.001 - 8.500	277	44,273,493	9.88
8.501 - 9.000	335	52,387,664	11.70
9.001 - 9.500	166	22,970,346	5.13
9.501 - 10.000	115	15,321,527	3.42
10.001 - 10.500	29	4,498,941	1.00
10.501 - 11.000	25	3,969,782	0.89
11.001 - 11.500	11	1,829,745	0.41
11.501 - 12.000	2	403,978	0.09
12.001 - 12.500	4	664,553	0.15
12.501 - 13.000	3	352,661	0.08
13.001 - 13.500	1	224,002	0.05
13.501 - 14.000	2	167,804	0.04
Total:	2,529	$447,935,029	100.00%

The weighted average mortgage rate of the Group I Mortgage Loans is approximately 7.638%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 500	14	$2,866,585	0.64%
501- 520	98	18,362,529	4.10
521- 540	150	27,256,251	6.08
541- 560	191	35,368,009	7.90
561- 580	209	38,648,853	8.63
581- 600	336	51,780,547	11.56
601- 620	443	71,830,048	16.04
621- 640	349	59,554,506	13.30
641- 660	253	48,265,387	10.78
661- 680	178	33,665,653	7.52
681- 700	129	25,680,635	5.73
701- 720	71	11,453,036	2.56
721- 740	52	11,022,573	2.46
741- 760	31	6,443,647	1.44
761- 780	13	2,917,721	0.65
781- 800	10	2,242,195	0.50
801- 820	2	576,854	0.13
Total:	2,529	$447,935,029	100.00%

The non-zero weighted average FICO score of the Group I Mortgage Loans is approximately 617.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	17	$3,253,133	0.73%
1++	1830	321,664,856	71.81
1+	268	47,935,905	10.70
1	135	25,206,027	5.63
2	89	16,403,314	3.66
3	104	18,698,005	4.17
4	86	14,773,790	3.30
Total:	2,529	$447,935,029	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	2,529	$447,935,029	100.00%
Total:	2,529	$447,935,029	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 50.00	101	$14,370,050	3.21%
50.01- 55.00	46	8,934,131	1.99
55.01- 60.00	47	7,878,945	1.76
60.01- 65.00	101	18,774,710	4.19
65.01- 70.00	175	32,419,556	7.24
70.01- 75.00	162	28,304,407	6.32
75.01- 80.00	1161	205,033,817	45.77
80.01- 85.00	212	41,306,221	9.22
85.01- 90.00	288	53,325,221	11.90
90.01- 95.00	87	14,990,425	3.35
95.01- 100.00	149	22,597,546	5.04
Total:	2,529	$447,935,029	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

The weighted average original loan-to-value ratio of the Group I Mortgage Loans is approximately 78.86%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	2	$508,591	0.11%
Full	1499	251,913,274	56.24
Limited Income & Asset	36	6,591,417	1.47
Stated Doc	992	188,921,747	42.18
Total:	2,529	$447,935,029	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cash Out Refi	1,229	$234,638,084	52.38%
Purchase	1184	193,778,351	43.26
Rate & Term Refi	116	19,518,594	4.36
Total:	2,529	$447,935,029	100.00%

OCCUPANCY TYPE(1)

(MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	2,342	$423,578,995	94.56%
Investor Occupied	164	20,591,892	4.60
Second Home	23	3,764,142	0.84
Total:	2,529	$447,935,029	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	1,817	$312,617,839	69.79%
PUD	348	65,001,507	14.51
Condo Unit	177	32,565,224	7.27
2 Unit	86	19,225,869	4.29
Townhouse	60	9,044,688	2.02
3 Unit	16	4,456,593	0.99
4 Unit	13	2,821,532	0.63
High Rise Condo	12	2,201,778	0.49
Total:	2,529	$447,935,029	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Florida	343	$62,385,790	13.93%
New York	173	43,689,771	9.75
Southern California	175	43,387,299	9.69
New Jersey	141	31,596,101	7.05
Texas	244	28,001,059	6.25
Maryland	134	27,895,921	6.23
Georgia	173	23,814,738	5.32
Virginia	111	23,446,037	5.23
Illinois	118	21,956,821	4.90
Massachusetts	69	15,454,036	3.45
Other	848	126,307,457	28.20
Total:	2,529	$447,935,029	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
20109	6	$1,513,919	0.34%
22193	5	1,343,375	0.30
11419	4	1,336,972	0.30
20164	5	1,296,717	0.29
33027	4	1,288,730	0.29
22191	5	1,275,736	0.28
77469	8	1,253,887	0.28
07060	4	1,253,221	0.28
20774	5	1,215,552	0.27
08205	6	1,206,544	0.27
Other	2,477	434,950,375	97.10
Total:	2,529	$447,935,029	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 180	19	$1,702,037	0.38%
181- 240	4	718,587	0.16
301- 360	2,506	445,514,404	99.46
Total:	2,529	$447,935,029	100.00%

The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 358 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10/6 Month LIBOR	1	$139,770	0.03%
15 Year Fixed	19	1,702,037	0.38
2/6 Month LIBOR	1776	313,744,721	70.04
2/6 Month LIBOR-24 Month IO	47	10,776,844	2.41
2/6 Month LIBOR-60 Month IO	1	103,920	0.02
2/6 Month LIBOR-120 Month IO	64	13,337,095	2.98
2/6 Month LIBOR-24 Month IO	3	537,700	0.12
30 Year Fixed	377	64,689,831	14.44
3/6 Month LIBOR	129	21,088,459	4.71
3/6 Month LIBOR-36 Month IO	12	3,002,618	0.67
3/6 Month LIBOR-120 Month IO	5	1,031,750	0.23
3/1 ARM 1 Year CMT	39	7,050,259	1.57
3/1 ARM 1 Year CMT-36 Month IO	1	113,054	0.03
5/6 Month LIBOR	33	6,357,276	1.42
5/6 Month LIBOR-60 Month IO	4	547,958	0.12
5/6 Month LIBOR-120 Month IO	2	605,400	0.14
5/6 Month LIBOR-60 Month IO	1	250,000	0.06
5/1 ARM 1 Year CMT	2	465,257	0.10
Balloon Other	13	2,391,079	0.53
Total:	2,529	$447,935,029	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	584	$108,854,307	24.30%
12	104	23,714,145	5.29
24	1,258	213,467,785	47.66
36	583	101,898,792	22.75
Total:	2,529	$447,935,029	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	5	$1,025,742	0.27%
1.501 - 2.000	1	171,688	0.05
2.501 - 3.000	2068	368,922,890	97.30
4.501 - 5.000	42	8,095,468	2.14
5.501 - 6.000	4	936,293	0.25
Total:	2,120	$379,152,081	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 - 1.000	2,061	$368,056,555	97.07%
1.001 - 1.500	7	1,670,999	0.44
1.501 - 2.000	52	9,424,528	2.49
Total:	2,120	$379,152,081	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	7	$1,160,657	0.31%
4.001 - 4.500	3	664,823	0.18
4.501 - 5.000	434	108,116,735	28.52
5.001 - 5.500	867	137,876,197	36.36
5.501 - 6.000	413	70,777,424	18.67
6.001 - 6.500	135	17,545,294	4.63
6.501 - 7.000	187	32,403,467	8.55
7.001 - 7.500	63	8,532,742	2.25
7.501 - 8.000	11	2,074,743	0.55
Total:	2,120	$379,152,081	100.00%

The weighted average gross margin of the Group I Mortgage Loans is approximately 5.556%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.001 - 10.500	1	$296,609	0.08%
10.501 - 11.000	1	139,559	0.04
11.001 - 11.500	13	2,977,702	0.79
11.501 - 12.000	60	13,922,235	3.67
12.001 - 12.500	183	40,852,424	10.77
12.501 - 13.000	377	73,960,830	19.51
13.001 - 13.500	327	58,771,534	15.50
13.501 - 14.000	337	58,155,785	15.34
14.001 - 14.500	239	38,419,710	10.13
14.501 - 15.000	293	47,932,875	12.64
15.001 - 15.500	130	19,619,571	5.17
15.501 - 16.000	86	12,494,206	3.30
16.001 - 16.500	29	4,465,664	1.18
16.501 - 17.000	22	3,625,886	0.96
17.001 - 17.500	11	1,829,745	0.48
17.501 - 18.000	2	403,978	0.11
18.001 - 18.500	4	664,553	0.18
18.501 - 19.000	2	227,411	0.06
19.001 - 19.500	1	224,002	0.06
19.501 - 20.000	2	167,804	0.04
Total:	2,120	$379,152,081	100.00%

The weighted average maximum mortgage rate of the Group I Mortgage Loans is approximately 13.706%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	5	$849,566	0.22%
4.001 - 4.500	2	465,257	0.12
4.501 - 5.000	409	102,064,078	26.92
5.001 - 5.500	798	126,674,092	33.41
5.501 - 6.000	390	66,223,646	17.47
6.001 - 6.500	153	22,862,605	6.03
6.501 - 7.000	213	38,050,703	10.04
7.001 - 7.500	79	10,739,017	2.83
7.501 - 8.000	38	6,545,954	1.73
8.001 - 8.500	10	1,926,271	0.51
8.501 - 9.000	11	1,270,519	0.34
9.001 - 9.500	8	917,666	0.24
9.501 - 10.000	3	354,307	0.09
11.001 - 11.500	1	208,400	0.05
Total:	2,120	$379,152,081	100.00%

The weighted average minimum mortgage rate of the Group I Mortgage Loans is approximately 5.676%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
May 2007	3	$436,537	0.12%
June 2007	5	1,220,608	0.32
July 2007	13	2,681,681	0.71
August 2007	62	10,804,477	2.85
September 2007	204	34,985,198	9.23
October 2007	424	80,265,025	21.17
November 2007	665	117,040,470	30.87
December 2007	329	58,056,103	15.31
January 2008	186	33,010,182	8.71
June 2008	1	287,920	0.08
July 2008	3	774,857	0.20
August 2008	10	2,054,168	0.54
September 2008	48	7,671,739	2.02
October 2008	39	7,252,008	1.91
November 2008	44	7,046,458	1.86
December 2008	25	4,220,845	1.11
January 2009	16	2,978,144	0.79
June 2010	5	1,101,553	0.29
July 2010	1	149,598	0.04
August 2010	1	120,000	0.03
September 2010	4	834,037	0.22
October 2010	14	2,601,222	0.69
November 2010	8	1,591,288	0.42
December 2010	5	1,014,793	0.27
January 2011	4	813,400	0.21
October 2015	1	139,770	0.04
Total:	2,120	$379,152,081	100.00%

The weighted average number of months to the next adjustment date for the Group I Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

The Mortgage Loans to be included in loan group II consist of 2,092 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $452,063,656, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1- 50,000	116	$4,491,629	0.99%
50,001- 100,000	399	30,412,372	6.73
100,001- 150,000	394	49,162,265	10.88
150,001- 200,000	257	45,188,890	10.00
200,001- 250,000	228	51,005,987	11.28
250,001- 300,000	157	43,109,887	9.54
300,001- 350,000	104	33,718,857	7.46
350,001- 400,000	201	75,794,010	16.77
400,001- 450,000	87	37,143,224	8.22
450,001- 500,000	77	36,771,787	8.13
500,001- 550,000	17	8,951,846	1.98
550,001- 600,000	21	12,055,657	2.67
600,001- 650,000	16	10,040,785	2.22
650,001- 700,000	5	3,402,035	0.75
700,001- 750,000	6	4,426,874	0.98
750,001- 800,000	2	1,520,000	0.34
850,001- 900,000	1	887,514	0.20
900,001- 950,000	2	1,851,053	0.41
950,001- 1,000,000	1	991,484	0.22
1,000,001- 1,250,000	1	1,137,500	0.25
Total:	2,092	$452,063,656	100.00%

The average current principal balance of the Group II Mortgage Loans is approximately $216,092.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001 - 4.500	1	$646,399	0.14%
4.501 - 5.000	9	4,133,662	0.91
5.001 - 5.500	33	12,296,618	2.72
5.501 - 6.000	65	26,170,267	5.79
6.001 - 6.500	130	44,054,696	9.75
6.501 - 7.000	245	71,341,177	15.78
7.001 - 7.500	290	72,160,231	15.96
7.501 - 8.000	382	77,743,908	17.20
8.001 - 8.500	365	69,662,947	15.41
8.501 - 9.000	176	27,093,908	5.99
9.001 - 9.500	76	9,400,743	2.08
9.501 - 10.000	95	9,960,682	2.20
10.001 - 10.500	69	8,347,310	1.85
10.501 - 11.000	47	6,788,282	1.50
11.001 - 11.500	32	3,954,387	0.87
11.501 - 12.000	52	5,714,382	1.26
12.001 - 12.500	22	2,229,947	0.49
13.001 - 13.500	3	364,111	0.08
Total:	2,092	$452,063,656	100.00%

The weighted average mortgage rate of the Group II Mortgage Loans is approximately 7.635%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 500	7	$1,344,134	0.30%
501- 520	148	23,215,976	5.14
521- 540	156	23,168,338	5.13
541- 560	165	28,667,689	6.34
561- 580	202	36,148,485	8.00
581- 600	320	60,788,028	13.45
601- 620	393	86,606,562	19.16
621- 640	248	62,533,944	13.83
641- 660	155	42,091,458	9.31
661- 680	109	28,543,541	6.31
681- 700	71	22,338,110	4.94
701- 720	45	11,201,871	2.48
721- 740	31	8,950,772	1.98
741- 760	20	7,090,043	1.57
761- 780	15	6,038,299	1.34
781- 800	6	2,777,694	0.61
801- 820	1	558,713	0.12
Total:	2,092	$452,063,656	100.00%

The non-zero weighted average FICO score of the Group II Mortgage Loans is approximately 616.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	39	$14,187,772	3.14%
1++	1459	320,222,498	70.84
1+	203	51,095,443	11.30
1	133	27,944,919	6.18
2	75	13,448,938	2.98
3	59	8,514,218	1.88
4	124	16,649,868	3.68
Total:	2,092	$452,063,656	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	2,092	$452,063,656	100.00%
Total:	2,092	$452,063,656	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 50.00	80	$10,969,644	2.43%
50.01- 55.00	35	8,098,433	1.79
55.01- 60.00	55	10,956,240	2.42
60.01- 65.00	64	16,252,668	3.60
65.01- 70.00	152	33,042,997	7.31
70.01- 75.00	144	39,060,232	8.64
75.01- 80.00	932	207,189,294	45.83
80.01- 85.00	179	35,815,516	7.92
85.01- 90.00	290	61,664,078	13.64
90.01- 95.00	90	18,314,117	4.05
95.01- 100.00	71	10,700,437	2.37
Total:	2,092	$452,063,656	100.00%

The weighted average original loan-to-value ratio of the Group II Mortgage Loans is approximately 78.69%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	1	$646,399	0.14%
Full	1294	263,961,288	58.39
Limited Income & Asset	44	11,518,429	2.55
No Doc	1	128,830	0.03
No Income No Asset	2	1,017,890	0.23
No Ratio	1	207,572	0.05
Stated Doc	749	174,583,249	38.62
Total:	2,092	$452,063,656	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cash Out Refi	1,032	$235,545,616	52.10%
Purchase	929	191,710,047	42.41
Rate & Term Refi	131	24,807,994	5.49
Total:	2,092	$452,063,656	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	1,964	$430,999,869	95.34%
Investor Occupied	117	19,544,663	4.32
Second Home	11	1,519,125	0.34
Total:	2,092	$452,063,656	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	1,533	$320,845,318	70.97%
PUD	289	69,919,839	15.47
Condo Unit	132	26,826,732	5.93
2 Unit	56	15,027,406	3.32
Townhouse	45	8,623,460	1.91
3 Unit	14	4,913,113	1.09
High Rise Condo	18	4,713,153	1.04
4 Unit	5	1,194,634	0.26
Total:	2,092	$452,063,656	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Southern California	195	$69,153,027	15.30%
New York	151	51,101,744	11.30
Florida	241	49,267,152	10.90
New Jersey	128	35,964,787	7.96
Northern California	90	33,454,031	7.40
Virginia	98	25,883,149	5.73
Maryland	93	24,257,621	5.37
Texas	177	22,452,224	4.97
Georgia	126	20,458,993	4.53
Illinois	80	18,427,450	4.08
Other	713	101,643,477	22.48
Total:	2,092	$452,063,656	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11746	6	$2,433,809	0.54%
11050	4	2,161,734	0.48
20706	6	1,817,584	0.40
11530	2	1,489,012	0.33
91913	3	1,480,000	0.33
11510	4	1,469,848	0.33
20170	4	1,402,507	0.31
08854	4	1,393,760	0.31
95829	3	1,357,891	0.30
30189	5	1,295,390	0.29
Other	2,051	435,762,121	96.39
Total:	2,092	$452,063,656	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 180	13	$1,091,983	0.24%
181- 240	1	79,000	0.02
301- 360	2,078	450,892,673	99.74
Total:	2,092	$452,063,656	100.00%

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 358 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15 Year Fixed	13	$1,091,983	0.24%
2/6 Month LIBOR	1163	227,256,661	50.27
2/6 Month LIBOR-24 Month IO	261	69,811,574	15.44
2/6 Month LIBOR-120 Month IO	187	45,100,918	9.98
2/6 Month LIBOR-24 Month IO	3	769,671	0.17
30 Year Fixed	224	47,803,004	10.57
30 Year Fixed-120 Month IO	41	11,640,154	2.57
3/6 Month LIBOR	58	11,271,341	2.49
3/6 Month LIBOR-36 Month IO	27	9,219,073	2.04
3/6 Month LIBOR-60 Month IO	7	1,956,750	0.43
3/6 Month LIBOR-120 Month IO	21	4,845,081	1.07
3/1 ARM 1 Year CMT	31	5,723,277	1.27
3/1 ARM 1 Year CMT-36 Month IO	1	241,292	0.05
5/6 Month LIBOR	15	3,632,765	0.80
5/6 Month LIBOR-60 Month IO	16	4,960,129	1.10
5/6 Month LIBOR-120 Month IO	5	983,984	0.22
5/1 ARM 1 Year CMT	3	961,575	0.21
5/1 ARM 1 Year CMT-60 Month IO	4	1,581,830	0.35
Balloon Other	12	3,212,593	0.71
Total:	2,092	$452,063,656	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	520	$120,630,973	26.68%
12	102	27,653,693	6.12
24	1,024	207,579,613	45.92
36	443	95,717,694	21.17
60	3	481,683	0.11
Total:	2,092	$452,063,656	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	3	$524,524	0.14%
1.501 - 2.000	3	809,317	0.21
2.501 - 3.000	1751	374,369,993	96.41
4.501 - 5.000	41	11,799,889	3.04
5.501 - 6.000	4	812,199	0.21
Total:	1,802	$388,315,922	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 - 1.000	1,734	$371,980,859	95.79%
1.001 - 1.500	10	3,244,474	0.84
1.501 - 2.000	58	13,090,589	3.37
Total:	1,802	$388,315,922	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	20	$7,195,818	1.85%
4.001 - 4.500	5	1,305,287	0.34
4.501 - 5.000	274	86,060,018	22.16
5.001 - 5.500	698	145,119,500	37.37
5.501 - 6.000	396	81,608,771	21.02
6.001 - 6.500	153	25,531,676	6.57
6.501 - 7.000	132	26,053,956	6.71
7.001 - 7.500	102	12,513,963	3.22
7.501 - 8.000	17	1,805,997	0.47
8.001 - 8.500	2	588,699	0.15
8.501 - 9.000	2	215,038	0.06
9.001 - 9.500	1	317,200	0.08
Total:	1,802	$388,315,922	100.00%

The weighted average gross margin of the Group II Mortgage Loans is approximately 5.567%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
9.501 - 10.000	1	$164,933	0.04%
10.501 - 11.000	2	583,819	0.15
11.001 - 11.500	18	5,130,511	1.32
11.501 - 12.000	39	14,424,489	3.71
12.001 - 12.500	102	34,589,856	8.91
12.501 - 13.000	216	62,593,672	16.12
13.001 - 13.500	265	66,192,167	17.05
13.501 - 14.000	350	72,780,160	18.74
14.001 - 14.500	336	65,908,963	16.97
14.501 - 15.000	155	25,438,190	6.55
15.001 - 15.500	65	8,619,853	2.22
15.501 - 16.000	76	8,906,395	2.29
16.001 - 16.500	49	6,055,841	1.56
16.501 - 17.000	38	5,794,737	1.49
17.001 - 17.500	26	3,686,697	0.95
17.501 - 18.000	40	4,960,481	1.28
18.001 - 18.500	21	2,121,047	0.55
19.001 - 19.500	3	364,111	0.09
Total:	1,802	$388,315,922	100.00%

The weighted average maximum mortgage rate of the Group II Mortgage Loans is approximately 13.754%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Less than or equal to 4.000	17	$6,887,080	1.77%
4.001 - 4.500	3	525,064	0.14
4.501 - 5.000	251	79,644,919	20.51
5.001 - 5.500	661	136,424,998	35.13
5.501 - 6.000	378	79,232,383	20.40
6.001 - 6.500	144	24,500,757	6.31
6.501 - 7.000	130	26,769,603	6.89
7.001 - 7.500	124	17,108,566	4.41
7.501 - 8.000	41	8,217,443	2.12
8.001 - 8.500	25	5,632,909	1.45
8.501 - 9.000	13	1,435,210	0.37
9.001 - 9.500	3	586,560	0.15
9.501 - 10.000	2	209,822	0.05
10.001 - 10.500	3	449,673	0.12
10.501 - 11.000	5	485,688	0.13
11.001 - 11.500	1	73,377	0.02
11.501 - 12.000	1	131,872	0.03
Total:	1,802	$388,315,922	100.00%

The weighted average minimum mortgage rate of the Group II Mortgage Loans is approximately 5.706%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
May 2007	3	$878,062	0.23%
June 2007	8	2,223,747	0.57
July 2007	28	7,351,082	1.89
August 2007	60	13,518,710	3.48
September 2007	167	38,567,537	9.93
October 2007	248	60,098,917	15.48
November 2007	375	74,268,900	19.13
December 2007	574	113,876,799	29.33
January 2008	151	32,155,070	8.28
April 2008	1	315,000	0.08
May 2008	1	54,692	0.01
July 2008	5	1,645,774	0.42
August 2008	5	1,581,152	0.41
September 2008	28	8,362,053	2.15
October 2008	33	7,038,914	1.81
November 2008	29	6,253,429	1.61
December 2008	34	6,334,165	1.63
January 2009	9	1,671,635	0.43
March 2010	1	278,664	0.07
May 2010	2	338,320	0.09
July 2010	3	664,294	0.17
August 2010	5	791,304	0.20
September 2010	5	2,747,207	0.71
October 2010	11	3,117,243	0.80
November 2010	6	2,385,587	0.61
December 2010	9	1,661,664	0.43
January 2011	1	136,000	0.04
Total:	1,802	$388,315,922	100.00%

The weighted average number of months to the next adjustment date for the Group II Mortgage Loans is approximately 25 months.